UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2020

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (218) 634-3500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2020, ANI Pharmaceuticals, Inc. (the “Company”) entered into employment agreements with its (i) President and Chief Executive Officer, Arthur S. Przybyl, (ii) Vice President of Finance and Chief Financial Officer, Stephen P. Carey, (iii) Senior Vice President of Business Development and Specialty Sales, Robert Schrepfer and (iv) Senior Vice President of Operations and Product Development, James G. Marken (collectively referred to as the “Executives”).

Przybyl Employment Agreement

Pursuant to his employment agreement, Mr. Przybyl is entitled to receive an annual base salary of $781,500. In addition, Mr. Przybyl is eligible to receive an annual incentive bonus, which is based on the achievement of individual and corporate performance objectives, which will be determined by the Board of Directors, in its sole discretion. Mr. Przybyl’s target annual bonus is 90% of his annual base salary.

Under his employment agreement, if Mr. Przybyl’s employment is terminated by the Company “Without Good Cause” or by Mr. Przybyl for “Good Reason” (as such terms are defined in his employment agreement), Mr. Przybyl will be entitled to (a) his base salary for the period of 24 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Przybyl’s behalf and that of his eligible dependents immediately preceding the date that Mr. Przybyl’s employment terminates until the earlier of (i) 18 months following the date of termination and (ii) that date that Mr. Przybyl and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Przybyl is terminated (d) lump sum cash payments equal to Mr. Przybyl’s annual target bonus amount, payable on the first payroll date following each of the next two years from the date of termination and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Przybyl that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.

Under his employment agreement, if Mr. Przybyl’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Przybyl would be entitled to receive (a) his base salary for 36 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Przybyl is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next three years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Przybyl’s behalf and that of his eligible dependents immediately preceding the date that Mr. Przybyl’s employment terminates until the earlier of (i) 36 months following the date of termination and (ii) that date that Mr. Przybyl and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Przybyl that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.

Carey Employment Agreement

Pursuant to his employment agreement, Mr. Carey is entitled to receive an annual base salary of $458,400. In addition, Mr. Carey is eligible to receive an annual incentive bonus, which is based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which will be determined by the Board of Directors, in its sole discretion. Mr. Carey’s target annual bonus is 55% of his annual base salary.

Under his employment agreement, if Mr. Carey’s employment is terminated by the Company “Without Good Cause” or by Mr. Carey for “Good Reason” (as such terms are defined in his employment agreement), Mr. Carey will be entitled to (a) his base salary for the period of 12 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Carey’s behalf and that of his eligible dependents immediately preceding the date that Mr. Carey’s employment terminates until the earlier of (i) 12 months following the date of termination and (ii) that date that Mr. Carey and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Carey is terminated (d) a lump sum cash payment equal to Mr. Carey’s annual target bonus amount, payable on the first payroll date following the next year from the date of termination and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Carey that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.

Under his employment agreement, if Mr. Carey’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Carey would be entitled to receive (a) his base salary for 24 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Carey is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Carey’s behalf and that of his eligible dependents immediately preceding the date that Mr. Carey’s employment terminates until the earlier of (i) 24 months following the date of termination and (ii) that date that Mr. Carey and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Carey that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.

Schrepfer Employment Agreement

Pursuant to his employment agreement, Mr. Schrepfer is entitled to receive an annual base salary of $458,400. In addition, Mr. Schrepfer is eligible to receive an annual incentive bonus, which is based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which will be determined by the Board of Directors, in its sole discretion. Mr. Schrepfer’s target annual bonus is 55% of his annual base salary.

Under his employment agreement, if Mr. Schrepfer’s employment is terminated by the Company “Without Good Cause” or by Mr. Schrepfer for “Good Reason” (as such terms are defined in his employment agreement), Mr. Schrepfer will be entitled to (a) his base salary for the period of 12 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Schrepfer’s behalf and that of his eligible dependents immediately preceding the date that Mr. Schrepfer’s employment terminates until the earlier of (i) 12 months following the date of termination and (ii) that date that Mr. Schrepfer and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Schrepfer is terminated (d) a lump sum cash payment equal to Mr. Schrepfer’s annual target bonus amount, payable on the first payroll date following the next year from the date of termination and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Schrepfer that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.

Under his employment agreement, if Mr. Schrepfer’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Schrepfer would be entitled to receive (a) his base salary for 24 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Schrepfer is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Schrepfer’s behalf and that of his eligible dependents immediately preceding the date that Mr. Schrepfer’s employment terminates until the earlier of (i) 24 months following the date of termination and (ii) that date that Mr. Schrepfer and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Schrepfer that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.

Marken Employment Agreement

Pursuant to his employment agreement, Mr. Marken is entitled to receive an annual base salary of $412,000. In addition, Mr. Marken is eligible to receive an annual incentive bonus, which is based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which will be determined by the Board of Directors, in its sole discretion. Mr. Marken’s target annual bonus is 45% of his annual base salary.

Under his employment agreement, if Mr. Marken’s employment is terminated by the Company “Without Good Cause” or by Mr. Marken for “Good Reason” (as such terms are defined in his employment agreement), Mr. Marken will be entitled to (a) his base salary for the period of 12 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Marken’s behalf and that of his eligible dependents immediately preceding the date that Mr. Marken’s employment terminates until the earlier of (i) 12 months following the date of termination and (ii) that date that Mr. Marken and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Marken is terminated (d) a lump sum cash payment equal to Mr. Marken’s annual target bonus amount, payable on the first payroll date following the next year from the date of termination and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Marken that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.

Under his employment agreement, if Mr. Marken’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Marken would be entitled to receive (a) his base salary for 24 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Marken is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Marken’s behalf and that of his eligible dependents immediately preceding the date that Mr. Marken’s employment terminates until the earlier of (i) 24 months following the date of termination and (ii) that date that Mr. Marken and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Marken that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.

In order to receive any severance benefits under their employment agreement, the Executives are required to execute a release of claims in favor of the Company and comply with certain other post-employment covenants set forth in their respective employment agreement.

The employment agreements entered with the Executives supersedes the Change in Control Severance Agreements that the Company entered into with the Executives in November 2017.

The description of the each of the employment agreements contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreements, which are filed as Exhibit 10.1 through 10.4 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Employment Agreement, entered into by the Company and Arthur S. Przybyl

10.2	Employment Agreement, entered into by the Company and Stephen P. Carey

10.3	Employment Agreement, entered into by the Company and Robert Schrepfer

10.4	Employment Agreement, entered into by the Company and James G. Marken

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

	By:	/s/ Stephen P. Carey
Stephen P. Carey
Vice President, Finance, and Chief Financial Officer
Dated: January 22, 2020